                         ANNUAL REPORT AUGUST 31, 1998

                                  OPPENHEIMER

                               MAIN STREET INCOME
                                & GROWTH FUND(R)

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

 9 Fund Performance

13 Financial
   Statements

37 Independent
   Auditors' Report

38 Federal Income
   Tax Information

39 Officers and
   Directors

40 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- FOUR-STAR MORNINGSTAR: The Fund's Class A shares have earned an overall 4-star ranking (****) from Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 1998, among 2,678 (3-year), 1,584 (5-year), and 713
(10-year) domestic equity funds.(1)

- THE FUND'S NEW MANAGEMENT TEAM employs a highly disciplined investment approach that combines quantitative analysis with portfolio manager judgment.


 AVG ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 8/31/98

CLASS A
 Without         With
 Sales Chg.(2)   Sales Chg.(3)
 3.68%          (2.28)%

CLASS B
 Without         With
 Sales Chg.(2)   Sales Chg.(3)
 2.86%          (1.90)%

CLASS C
 Without         With
 Sales Chg.(2)   Sales Chg.(3)
 2.91%           1.95%

CLASS Y
 Without         With
 Sales Chg.(2)   Sales Chg.(3)
 3.88%           3.88%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Source: Morningstar mutual funds, 9/30/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's rankings were 3 stars (3-year), 3 stars (5-year) and 5 stars (10-year) weighted 20%/30%/50%, respectively.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to a 0.75% annual asset-based sales charge.

                 2 Oppenheimer Main Street Income & Growth Fund

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer Main Street
Income & Growth Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Main Street
Income & Growth Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

      Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

      What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ JAMES C. SWAIN                 /s/ BRIDGET A. MACASKILL

James C. Swain                     Bridget A. Macaskill
September 22, 1998





                 3 Oppenheimer Main Street Income & Growth Fund

"OUR INVESTMENT APPROACH COMBINES...BOTH A TOP DOWN AND BOTTOM UP PERSPECTIVE."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 1998?

We are pleased with Oppenheimer Main Street Income & Growth Fund's performance. Favorable conditions in the U.S. stock market during most of the period were one factor supporting the Fund's positive returns. Another important factor was the Fund's stock selection process, which enabled us to add value to the portfolio.

WHY HAS THE STOCK MARKET BECOME INCREASINGLY VOLATILE IN RECENT MONTHS?

The U.S. stock market appears to have experienced a shift in investor expectations. For the past several years, the stock market's rise has been fueled by high corporate earnings growth rates and declining interest rates. Investors have become accustomed to large stock market gains, driven by a favorable domestic and international economic environment. During the past several months, however, investors have been reacting to increasing global tensions, as well as signs of a slower domestic economy, which negatively impacted earnings growth. This impact has had a varying effect across market sectors, and we have seen a flight to high quality stocks with more stable earnings expectations.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

Between September 1, 1997, and April 1998, the Fund used a flexible investment style that favored solid, consistent growth companies available at reasonable prices. The Fund's previous manager searched for individual companies which he believed to have superior growth prospects among the entire universe of stocks, rather than focusing on just one or two market sectors. Typically, these compa-






                 4 Oppenheimer Main Street Income & Growth Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Charles Albers
Nikolaos Monoyios

nies' growth potential was the result of business changes such as new management, new products, new markets or a reorganization. In addition, when market conditions warranted, the Fund invested in income-producing securities, such as bonds, to help offset potential stock market volatility.

      When we joined OppenheimerFunds as the Fund's new portfolio managers in April of this year, we adopted the disciplined investment approach that we have developed and refined over the past 25 years. Our investment approach combines quantitative analysis and portfolio manager judgement to evaluate the portfolio, from both a top down and bottom up perspective.

      On the quantitative side, we have developed sophisticated mathematical models that evaluate statistics across individual stocks. These models assign a ranking to each of 2000 stocks according to its prospects for the next several months. The models incorporate fundamental data regarding earnings and valuation, as well as special considerations such as the effect of stock buy-backs or offerings. In addition to our stock selection models, we also have models that help us to forecast which areas of the stock market offer the best prospects. For example, the models help us decide whether to favor growth stocks or value stocks, large-cap stocks or smaller stocks, etc. Along the same lines, the models also help us to identify which industries and market sectors are likely to contain the most attractive investment opportunities.





                 5 Oppenheimer Main Street Income & Growth Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/98(1)

CLASS A

 1 year      5 year   10 year
 (1.14)%     14.04%   20.56%

CLASS B
                      Since
 1 year      5 year   Inception
 (0.74)%     N/A      16.63%

CLASS C
                      Since
 1 year      5 year   Inception
 3.14%       N/A      14.87%

CLASS Y
                      Since
 1 year      5 year   Inception
 5.11%       N/A      17.45%


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Before any investment decision is made, we carefully examine the stocks recommended by the models. Portfolio manager judgement is a crucial part of our system. We evaluate such factors as each company's quality of management, competitive forces and legal or accounting issues. We also take into consideration the trading costs associated with each stock that we are evaluating for purchase.

WHAT CHANGES HAVE BEEN MADE TO THE FUND'S PORTFOLIO AS A RESULT OF THE MANAGEMENT CHANGE?

Although we bring a new investment style to the Fund, our overall investment philosophy is consistent with the Fund's objectives and policies. Accordingly, since the management change in April 1998, the portfolio turnover has been roughly 55% on an annualized basis. In addition, we have reduced the Fund's current cash position to about 6% of the portfolio.

      In the Fund's equity portion, we have increased the current average market capitalization to approximately $50 billion due to our preference for large-cap stocks in the current environment. These stocks include high-quality, domestic-oriented companies in the telecommunications, retail, pharmaceutical, and automobile industries. We have also increased the Fund's exposure to utilities and transportation companies.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 2/3/88. The Fund's maximum sales charge for Class A shares was lower prior to 10/29/93, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/3/94). Class C returns include the contingent deferred sales charge of 1% since inception on 12/1/93. Class Y shares were first publicly offered on 11/1/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to a 0.75% annual asset-based sales charge.



                 6 Oppenheimer Main Street Income & Growth Fund

We reduced the Fund's exposure to certain consumer stocks with high international exposure. In our opinion, these stocks had become overvalued, and were vulnerable to any deterioration in the international economic environment. We have also minimized our already modest weightings in basic industry, energy and other economically sensitive sectors that are affected by slower growth and declining commodity prices.

WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET OVER THE FORESEEABLE FUTURE?

We are cautiously optimistic. On one hand, we've recently seen marked volatility in the U.S. stock market, which is likely to continue. And, so far in 1998, earnings reports have been generally worse than most analysts expected. This is largely the result of the Asian crisis and heightened domestic and international competitive pressures.

      On the other hand, the U.S. economy continues to grow, albeit more slowly than it did earlier this year. Inflation remains low and, perhaps most important, interest rates are stable. In fact, if the economy weakens further, interest rates could move lower.

      In the meantime, we believe our disciplined investment approach should continue to uncover high-quality stocks in those sectors of the marketplace most likely to





                 7 Oppenheimer Main Street Income & Growth Fund

ASSET ALLOCATION(2)

[PIE CHART]

- Stocks              91.5%
- Cash Equivalents     5.7
- Bonds                2.8

support long-term gains. Even if the stock market continued to experience periods of heightened volatility, we believe that such a disciplined approach should serve our shareholders well in the months and years ahead. That approach, combined with the risk-reduction benefits of diversification, are important parts of The Right Way to Invest.

TOP FIVE INDUSTRIES(2)
---------------------------------------------------------------------
Healthcare/Drugs       10.0%    Diversified Financial           8.2
---------------------------------------------------------------------
Telephone Utilities     9.3     Computer Software/Services      5.9
---------------------------------------------------------------------
Banks                   9.2
---------------------------------------------------------------------

TOP TEN STOCK HOLDINGS(2)
---------------------------------------------------------------------
Microsoft Corp.         3.0%    AT&T Corp.                     2.4%
---------------------------------------------------------------------
Wal-Mart Stores, Inc.   2.7     IBM Corp.                      2.4
---------------------------------------------------------------------
Merck & Co., Inc.       2.6     American Express Co.           2.4
---------------------------------------------------------------------
Cisco Systems, Inc.     2.4     Bristol-Myers Squibb Co.       1.9
---------------------------------------------------------------------
Travelers Group, Inc.   2.4     Time Warner, Inc.              1.8
---------------------------------------------------------------------


2. Portfolio is subject to change. Percentages are as of August 31, 1998 and are based on total market value of investments.


                 8 Oppenheimer Main Street Income & Growth Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year ended August 31, 1998, Oppenheimer Main Street Income & Growth Fund's performance was affected by a number of factors, including the strong performance of the U.S. stock market over most of the period. The Fund's growth-oriented investment style and focus on large-capitalization stocks enabled it to participate in some of the reporting period's top-performing market sectors. However, during the last few months of the fiscal yearend, investors were reacting to increasing global tensions, as well as signs of a slower domestic economy, which negatively impacted earnings growth. The Fund's portfolio holdings, allocations and strategies are subject to change.

      - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 1998. In the case of Class A shares, performance is measured from the commencement of operations on February 3, 1988; in the case of Class B shares, from the inception of the class on October 3, 1994; in the case of Class C shares, from the inception of the class on December 1, 1993; and in the case of Class Y shares, from the inception of the class on November 1, 1996. The graphs reflect the deduction of the 5.75% maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital distributions.

      The Fund's performance is compared to the performance of the Standard & Poor's ("S&P") 500 Index. The S&P 500 Index is a broad based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction cost, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 index, which tend to be securities of larger, well-capitalized companies.






                 9 Oppenheimer Main Street Income & Growth Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------


Class A Shares

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street Income & Growth Fund (Class A) and S&P 500

[The following chart was represented as a line graph in the printed material.]

                Oppenheimer Main                         S&P 500
                 Street Income
                 & Growth Fund
DATE               Class A
2.3.88              9425                                  1000
                    9984                                  10815
6.30.89            11858                                  13034
                   12933                                  15178
6.30.91            14304                                  16297
                   19952                                  18479
6.30.93            29206                                  20993
                   33392                                  21287
6.30.95            40244                                  26828
8.31.96(1)         49203                                  33798
                   47602                                  32988
                   62402                                  4639
8.31.98            64696                                  50148

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/98(2)

1 Year  -2.28%       5 Year  13.34%          10 Year  20.11%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street Income & Growth Fund (Class B) and S&P 500

[The following chart was represented as a line graph in the printed material.]

                Oppenheimer Main                         S&P 500
                 Street Income
                 & Growth Fund
DATE                Class B
10.3.94              10000                               10000
6.30.95              11341                               12017
                     13762                               15139
8.31.96(1)           13293                               14776
8.31.97              17298                               20778
8.31.98              17492                               22462

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/98(3)

1 Year     -1.90%       Life    15.37%



The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graphs for S&P 500 Index for Class A begins on 1/31/88, for Class B begins on 9/30/94, for Class C begins on 11/30/93 and for Class Y begins on 10/31/96.

1. The Fund changed its fiscal year end from 6/30 to 8/31.

2. The inception date of the Fund's Class A shares was 2/3/88. The Class A returns are shown net of the applicable 5.75% maximum initial sales charge.


                10 Oppenheimer Main Street Income & Growth Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street Income & Growth Fund (Class C) and S&P 500

[The following chart was represented as a line graph in the printed material.]

                Oppenheimer Main                         S&P 500
                 Street Income
                 & Growth Fund
DATE                Class C
12.1.93              10000                               10000
6.30.94               9856                                9779
6.30.95              11789                               12324
8.31.96(1)           14308                               15526
                     13825                               15154
8.31.97              17981                               21310
8.31.98              18505                               23036

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/98(4)

1 Year     1.95%        Life    13.83%


CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street Income & Growth Fund (Class Y) and S&P 500

[The following chart was represented as a line graph in the printed material.]

                Oppenheimer Main                         S&P 500
                 Street Income
                 & Growth Fund
DATE                Class Y
11.1.96              10000                               10000
8.31.97              12398                               12957
8.31.98              12879                               14006

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 8/31/98(5)

1 Year  3.88%                Life  14.80%


3. Class B shares of the Fund were first publicly offered on 10/3/94. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charge, respectively for the 1-year period and for the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

4. Class C shares of the Fund were first publicly offered on 12/1/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge.

5. Class Y shares of the Fund, first publicly offered on 11/1/96, are offered at net asset value without sales charge to certain institutional investors.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                11 Oppenheimer Main Street Income & Growth Fund

FINANCIALS
--------------------------------------------------------------------------------










                12 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF INVESTMENTS August 31, 1998

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
COMMON STOCKS--91.1%
-----------------------------------------------------------------------------------------------
BASIC MATERIALS--2.2%
-----------------------------------------------------------------------------------------------
CHEMICALS--2.2%
Du Pont (E.I.) De Nemours & Co.                                     600,000       $ 34,612,500
-----------------------------------------------------------------------------------------------
Monsanto Co.                                                      2,506,800        137,090,625
-----------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                240,000         12,195,000
-----------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                     224,000         19,334,000
-----------------------------------------------------------------------------------------------
Sigma-Aldrich Corp.                                                 750,000         20,812,500
-----------------------------------------------------------------------------------------------
Solutia, Inc.                                                       300,000          6,731,250
                                                                                  -------------
                                                                                   230,775,875

-----------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.7%
-----------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.8%
Ford Motor Co.                                                    2,230,000         98,120,000
-----------------------------------------------------------------------------------------------
General Motors Corp.                                              1,150,000         66,412,500
-----------------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                  150,000          5,662,500
-----------------------------------------------------------------------------------------------
Stanley Works (The)                                                 308,100         12,131,437
                                                                                  -------------
                                                                                   182,326,437

-----------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.3%
Alaska Air Group, Inc.(1)                                           450,000         17,521,875
-----------------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                               300,000          5,831,250
-----------------------------------------------------------------------------------------------
AMR Corp.(1)                                                        472,000         25,724,000
-----------------------------------------------------------------------------------------------
ASA Holdings, Inc.                                                  100,000          3,425,000
-----------------------------------------------------------------------------------------------
Carnival Corp.                                                      670,000         19,346,250
-----------------------------------------------------------------------------------------------
Comair Holdings, Inc.                                               150,000          3,815,625
-----------------------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B(1)                                100,000          4,125,000
-----------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                               180,000         18,360,000
-----------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                 699,000         14,504,250
-----------------------------------------------------------------------------------------------
King World Productions, Inc.(1)                                     110,000          2,310,000
-----------------------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                               3,340,600         93,745,587
-----------------------------------------------------------------------------------------------
Mattel, Inc.                                                        540,000         17,482,500
-----------------------------------------------------------------------------------------------
McDonald's Corp.                                                  2,401,100        134,611,669
-----------------------------------------------------------------------------------------------
Time Warner, Inc.                                                 2,255,180        181,260,092
                                                                                  -------------
                                                                                   542,063,098

-----------------------------------------------------------------------------------------------
MEDIA--2.6%
American Greetings Corp., Cl. A                                     102,000          3,735,750
-----------------------------------------------------------------------------------------------
Cox Communications, Inc., Cl. A(1)                                1,317,100         55,318,200
-----------------------------------------------------------------------------------------------
Gannett Co., Inc.                                                   600,000         35,400,000
-----------------------------------------------------------------------------------------------
New York Times Co., Cl. A                                           800,000         23,200,000
-----------------------------------------------------------------------------------------------
Omnicom Group, Inc.                                               2,155,800        102,669,975






                13 Oppenheimer Main Street Income & Growth Fund

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
Tele-Communications, Inc. (New),
Liberty Media Group, Series A(1)                                    660,000       $ 21,573,750
-----------------------------------------------------------------------------------------------
Tribune Co.                                                         450,000         28,996,875
                                                                                  -------------
                                                                                   270,894,550

-----------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.4%
CVS Corp.                                                         1,796,000         65,329,500
-----------------------------------------------------------------------------------------------
Dollar General Corp.                                                290,000          7,793,750
-----------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                580,000         25,266,250
-----------------------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                                        815,700         15,804,187
-----------------------------------------------------------------------------------------------
Kohl's Corp.(1)                                                     100,000          4,543,750
-----------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                 110,000          3,135,000
-----------------------------------------------------------------------------------------------
May Department Stores Cos.                                          450,000         25,312,500
-----------------------------------------------------------------------------------------------
Mohawk Industries, Inc.(1)                                          180,000          4,781,250
-----------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                             300,000         14,868,750
-----------------------------------------------------------------------------------------------
Shaw Industries, Inc.                                               450,000          6,806,250
-----------------------------------------------------------------------------------------------
VF Corp.                                                            160,100          6,063,787
-----------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                             4,675,000        274,656,250
                                                                                  -------------
                                                                                   454,361,224

-----------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--3.6%
Abercrombie & Fitch Co., Cl. A(1)                                   350,000         15,050,000
-----------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                               200,000          7,875,000
-----------------------------------------------------------------------------------------------
Costco Cos., Inc.(1)                                                320,000         15,060,000
-----------------------------------------------------------------------------------------------
Footstar, Inc.(1)                                                   100,000          2,912,500
-----------------------------------------------------------------------------------------------
Gap, Inc.                                                         2,675,000        136,592,187
-----------------------------------------------------------------------------------------------
Home Depot, Inc.                                                  2,900,000        111,650,000
-----------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                   520,000         18,232,500
-----------------------------------------------------------------------------------------------
Polo Ralph Lauren Corp.(1)                                          300,000          6,581,250
-----------------------------------------------------------------------------------------------
Proffitt's, Inc.(1)                                                 200,000          5,100,000
-----------------------------------------------------------------------------------------------
Staples, Inc.(1)                                                    250,000          6,781,250
-----------------------------------------------------------------------------------------------
Tandy Corp.                                                         250,000         13,640,625
-----------------------------------------------------------------------------------------------
Tiffany & Co.                                                       867,000         32,241,562
                                                                                  -------------
                                                                                   371,716,874

-----------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--16.6%
-----------------------------------------------------------------------------------------------
BEVERAGES--1.1%
Anheuser-Busch Cos., Inc.                                         2,433,500        112,245,187
-----------------------------------------------------------------------------------------------
FOOD--2.6%
Agribrands International, Inc.(1)                                   171,960          5,008,335
-----------------------------------------------------------------------------------------------
Albertson's, Inc.                                                   580,000         29,326,250
-----------------------------------------------------------------------------------------------
Bestfoods                                                           530,800         26,639,525





                14 Oppenheimer Main Street Income & Growth Fund

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
FOOD (CONTINUED)
H.J. Heinz Co.                                                    1,625,000     $   86,632,813
-----------------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                    860,100         33,866,438
-----------------------------------------------------------------------------------------------
Unilever NV, NY Shares                                            1,300,000         82,387,500
                                                                                 --------------
                                                                                   263,860,861

-----------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--10.1%
Abbott Laboratories                                               3,100,000        119,350,000
-----------------------------------------------------------------------------------------------
American Home Products Corp.                                      3,100,000        155,387,500
-----------------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                      350,000         21,306,250
-----------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                          2,000,000        195,750,000
-----------------------------------------------------------------------------------------------
Johnson & Johnson                                                   945,000         65,205,000
-----------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                 2,280,000        264,337,500
-----------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                            300,000          6,862,500
-----------------------------------------------------------------------------------------------
Schering-Plough Corp.                                             1,960,800        168,628,800
-----------------------------------------------------------------------------------------------
Warner Lambert Co.                                                  600,000         39,150,000
                                                                                 --------------
                                                                                 1,035,977,550

-----------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.1%
Allegiance Corp.                                                    582,000         16,441,500
-----------------------------------------------------------------------------------------------
Arterial Vascular Engineering, Inc.(1)                              450,000         15,750,000
-----------------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                             832,400         27,729,325
-----------------------------------------------------------------------------------------------
Biomet, Inc.                                                        300,000          8,062,500
-----------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                               365,300         31,963,750
-----------------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                           300,000         10,181,250
-----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                            52,200          1,347,413
                                                                                 --------------
                                                                                   111,475,738

-----------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%
Kimberly-Clark Corp.                                                680,000         25,925,000
-----------------------------------------------------------------------------------------------
TOBACCO--1.4%
Fortune Brands, Inc.                                                320,000          8,820,000
-----------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                          3,375,000        140,273,438
                                                                                 --------------
                                                                                   149,093,438

-----------------------------------------------------------------------------------------------
ENERGY--3.7%
-----------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--3.3%
Apache Corp.                                                      1,300,000         29,737,500
-----------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                2,182,140         39,824,055
-----------------------------------------------------------------------------------------------
Chieftain International, Inc.(1)                                    190,200          2,662,800
-----------------------------------------------------------------------------------------------
Dresser Industries, Inc.                                            750,000         19,171,875
-----------------------------------------------------------------------------------------------
Halliburton Co.                                                   1,671,900         44,409,844







                15 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF INVESTMENTS (Continued)

                                                                                   MARKET VALUE
                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS (CONTINUED)
Nabors Industries, Inc.(1)                                          800,000       $  9,450,000
-----------------------------------------------------------------------------------------------
Oryx Energy Co.                                                     300,000          3,731,250
-----------------------------------------------------------------------------------------------
Paramount Resources Ltd.                                            144,400          1,061,651
-----------------------------------------------------------------------------------------------
Santa Fe International Corp.                                        251,400          3,393,900
-----------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                 3,930,000        172,183,125
-----------------------------------------------------------------------------------------------
Smith International, Inc.(1)                                        225,000          3,965,625
-----------------------------------------------------------------------------------------------
Tesoro Petroleum Corp.(1)                                           450,000          5,793,750
-----------------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                           200,000          4,912,500
                                                                                  -------------
                                                                                   340,297,875

-----------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.4%
Berkley Petroleum Corp.(1)                                        1,573,800          8,300,803
-----------------------------------------------------------------------------------------------
Canadian 88 Energy Corp.(1)                                       2,421,900          7,354,725
-----------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.(1)                                  270,000          3,193,391
-----------------------------------------------------------------------------------------------
Frontier Oil Corp.(1)                                               850,900          4,573,588
-----------------------------------------------------------------------------------------------
Newport Petroleum Corp.(1)                                        1,934,000          5,007,582
-----------------------------------------------------------------------------------------------
Vastar Resources, Inc.                                              307,200         11,673,600
                                                                                  -------------
                                                                                    40,103,689

-----------------------------------------------------------------------------------------------
FINANCIAL--20.2%
-----------------------------------------------------------------------------------------------
BANKS--9.3%
AmSouth Bancorp                                                     320,000         11,000,000
-----------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                                    800,000         19,350,000
-----------------------------------------------------------------------------------------------
BankAmerica Corp.                                                 1,200,000         76,875,000
-----------------------------------------------------------------------------------------------
BB&T Corp.                                                          690,000         19,449,375
-----------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                       1,700,000         90,100,000
-----------------------------------------------------------------------------------------------
Citicorp                                                            700,000         75,687,500
-----------------------------------------------------------------------------------------------
Comerica, Inc.                                                      220,000         11,495,000
-----------------------------------------------------------------------------------------------
Commercial Federal Corp.                                            767,750         16,890,500
-----------------------------------------------------------------------------------------------
Credit Suisse Group                                                 270,000         47,322,832
-----------------------------------------------------------------------------------------------
Dime Bancorp, Inc.                                                  430,000          8,170,000
-----------------------------------------------------------------------------------------------
First Chicago NBD Corp.                                             917,100         58,121,213
-----------------------------------------------------------------------------------------------
First Union Corp.                                                 1,200,000         58,200,000
-----------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                       1,000,000         65,562,500
-----------------------------------------------------------------------------------------------
Mellon Bank Corp.                                                   844,200         43,898,400
-----------------------------------------------------------------------------------------------
National City Corp.                                                 450,000         26,437,500
-----------------------------------------------------------------------------------------------
Northern Trust Corp.                                                540,000         30,105,000
-----------------------------------------------------------------------------------------------
Old Kent Financial Corp.                                            230,000          7,417,500
-----------------------------------------------------------------------------------------------
Regions Financial Corp.                                             370,000         12,811,250
-----------------------------------------------------------------------------------------------
Summit Bancorp                                                    1,167,500         39,840,938
-----------------------------------------------------------------------------------------------
UBS AG(1)                                                            85,000         27,445,099






                16 Oppenheimer Main Street Income & Growth Fund


                                                                                   MARKET VALUE
                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------
BANKS (CONTINUED)
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR              800,000       $ 12,000,000
-----------------------------------------------------------------------------------------------
Wachovia Corp.                                                      300,000         21,993,750
-----------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                   618,333        174,292,614
                                                                                  -------------
                                                                                   954,465,971

-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.2%
AMBAC Financial Group, Inc.                                         320,000         15,100,000
-----------------------------------------------------------------------------------------------
American Express Co.                                              3,158,400        246,355,200
-----------------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                               577,200         34,126,950
-----------------------------------------------------------------------------------------------
Fannie Mae                                                        1,606,000         91,240,875
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                         1,020,000         67,320,000
-----------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                  2,071,200        120,259,050
-----------------------------------------------------------------------------------------------
PaineWebber Group, Inc.                                             430,000         14,942,500
-----------------------------------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                                    200,000          6,087,500
-----------------------------------------------------------------------------------------------
Travelers Group, Inc.                                             5,654,401        250,914,044
                                                                                  -------------
                                                                                   846,346,119

-----------------------------------------------------------------------------------------------
INSURANCE--2.7%
Allmerica Financial Corp.                                           200,000         11,925,000
-----------------------------------------------------------------------------------------------
Allstate Corp.                                                    3,155,200        118,320,000
-----------------------------------------------------------------------------------------------
Chubb Corp.                                                         226,000         14,125,000
-----------------------------------------------------------------------------------------------
Cigna Corp.                                                         494,000         28,744,625
-----------------------------------------------------------------------------------------------
General Re Corp.                                                    156,000         32,370,000
-----------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                             308,000         13,783,000
-----------------------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                          430,000         22,037,500
-----------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                97,800          5,550,150
-----------------------------------------------------------------------------------------------
Lincoln National Corp.                                              260,000         22,360,000
-----------------------------------------------------------------------------------------------
Old Republic International Corp.                                    500,000         11,156,250
                                                                                  -------------
                                                                                   280,371,525

-----------------------------------------------------------------------------------------------
INDUSTRIAL--6.4%
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.1%
Berg Electronics Corp.(1)                                           127,200          4,134,000
-----------------------------------------------------------------------------------------------
General Electric Co.                                              1,834,500        146,760,000
-----------------------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                             1,135,000         44,477,813
-----------------------------------------------------------------------------------------------
Honeywell, Inc.                                                     360,000         22,500,000
                                                                                  -------------
                                                                                   217,871,813

-----------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.2%
Lafarge Corp.                                                       200,000          5,712,500
-----------------------------------------------------------------------------------------------
Vulcan Materials Co.                                                100,000         11,150,000
                                                                                  -------------
                                                                                    16,862,500







                17 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF INVESTMENTS (Continued)

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.9%
Donnelley (R.R.) & Sons Co.                                       1,325,000       $ 48,031,250
-----------------------------------------------------------------------------------------------
H&R Block, Inc.                                                     260,000         10,172,500
-----------------------------------------------------------------------------------------------
IMS Health, Inc.                                                    200,000         11,000,000
-----------------------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                                   1,676,850         95,580,450
-----------------------------------------------------------------------------------------------
NCR Corp.(1)                                                        400,000         10,575,000
-----------------------------------------------------------------------------------------------
Nielsen Media Research                                               66,666            599,994
-----------------------------------------------------------------------------------------------
Republic Services, Inc.(1)                                          428,200          6,904,725
-----------------------------------------------------------------------------------------------
Waste Management, Inc. (New)(1)                                     400,000         17,650,000
                                                                                  -------------
                                                                                   200,513,919

-----------------------------------------------------------------------------------------------
MANUFACTURING--1.9%
AlliedSignal, Inc.                                                  800,000         27,450,000
-----------------------------------------------------------------------------------------------
Avery-Dennison Corp.                                              1,569,900         84,284,006
-----------------------------------------------------------------------------------------------
Herman Miller, Inc.                                                 300,000          6,150,000
-----------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                500,000         34,250,000
-----------------------------------------------------------------------------------------------
United Technologies Corp.                                           560,900         40,700,306
                                                                                  -------------
                                                                                   192,834,312

-----------------------------------------------------------------------------------------------
TRANSPORTATION--0.3%
Burlington Northern Santa Fe Corp.                                  230,000         21,404,375
-----------------------------------------------------------------------------------------------
CNF Transportation, Inc.                                            250,000          7,812,500
                                                                                  -------------
                                                                                    29,216,875

-----------------------------------------------------------------------------------------------
TECHNOLOGY--13.4%
-----------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.2%
Lockheed Martin Corp.                                               250,000         21,859,375
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.4%
International Business Machines Corp.                             2,210,000        248,901,250
-----------------------------------------------------------------------------------------------
Komag, Inc.(1)                                                    1,243,000          3,418,250
-----------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                         300,000         18,168,750
-----------------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                 1,700,000         36,975,000
-----------------------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                                           980,000         38,832,500
-----------------------------------------------------------------------------------------------
Symbol Technologies, Inc.                                            88,000          3,608,000
                                                                                  -------------
                                                                                   349,903,750

-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--6.0%
Automatic Data Processing, Inc.                                   1,377,900         87,841,125
-----------------------------------------------------------------------------------------------
BMC Software, Inc.(1)                                             2,120,000         89,702,500
-----------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.(1)                                   1,800,000         38,025,000






                18 Oppenheimer Main Street Income & Growth Fund


                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
Compuware Corp.(1)                                                  440,000     $   19,992,500
-----------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                3,200,000        307,000,000
-----------------------------------------------------------------------------------------------
Sabre Group Holdings, Inc.(1)                                       300,000          9,600,000
-----------------------------------------------------------------------------------------------
Sapient Corp.(1)                                                    300,000         11,718,750
-----------------------------------------------------------------------------------------------
Sungard Data Systems, Inc.(1)                                     1,612,000         51,080,250
                                                                                  -------------
                                                                                   614,960,125

-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--3.8%
CIENA Corp.(1)                                                    1,433,800         40,325,625
-----------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                            3,075,000        251,765,625
-----------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                                         1,002,800         71,073,450
-----------------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                                    780,000         32,955,000
                                                                                  -------------
                                                                                   396,119,700

-----------------------------------------------------------------------------------------------
UTILITIES--10.9%
-----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.5%
BEC Energy                                                          150,000          5,943,750
-----------------------------------------------------------------------------------------------
DTE Energy Co.                                                      180,000          7,582,500
-----------------------------------------------------------------------------------------------
Duke Energy Corp.                                                   500,000         31,187,500
-----------------------------------------------------------------------------------------------
Energy East Corp.                                                   200,000          9,000,000
-----------------------------------------------------------------------------------------------
Florida Progress Corp.                                              400,000         16,875,000
-----------------------------------------------------------------------------------------------
FPL Group, Inc.                                                     418,000         27,823,125
-----------------------------------------------------------------------------------------------
PG&E Corp.                                                        1,100,000         35,337,500
-----------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                         120,000          5,182,500
-----------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                               400,000         14,650,000
-----------------------------------------------------------------------------------------------
SCANA Corp.                                                         200,000          6,137,500
                                                                                  -------------
                                                                                   159,719,375

-----------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--9.4%
Ameritech Corp.                                                   2,480,000        116,870,000
-----------------------------------------------------------------------------------------------
AT&T Corp.                                                        4,969,582        249,100,298
-----------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                               3,040,000        134,140,000
-----------------------------------------------------------------------------------------------
BellSouth Corp.                                                   2,470,000        169,349,375
-----------------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                 200,000          9,075,000
-----------------------------------------------------------------------------------------------
GTE Corp.                                                         1,000,000         50,000,000
-----------------------------------------------------------------------------------------------
MCI Communications Corp.                                          1,000,000         50,000,000
-----------------------------------------------------------------------------------------------
Sprint Corp.                                                      1,100,000         73,768,750
-----------------------------------------------------------------------------------------------
U S West, Inc.                                                    1,260,000         65,520,000
-----------------------------------------------------------------------------------------------
WorldCom, Inc.                                                    1,170,500         47,917,344
                                                                                 --------------
                                                                                   965,740,767
                                                                                 --------------
Total Common Stocks (Cost $8,283,490,286)                                        9,377,903,522






                19 Oppenheimer Main Street Income & Growth Fund

                                                                                                    MARKET VALUE
                                                                                 SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
----------------------------------------------------------------------------------------------------------------
Tesoro Petroleum Corp., 7.25% Cv. Preferred (Cost $17,531,250)(1)                   1,100,000       $ 15,675,000

----------------------------------------------------------------------------------------------------------------
OTHER SECURITIES--0.8%
----------------------------------------------------------------------------------------------------------------
Continental Airlines Finance Trust, 8.50% Cv.
Trust Originated Preferred Securities(2)                                              125,000         11,468,750
----------------------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common
Exchange Securities, Exchangeable for Time Warner, Inc.
Common Stock, 7/1/00                                                                  703,000         50,264,500
----------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income
Deferrable Equity Securities, Non-Vtg.(1)                                             350,300         15,632,138
                                                                                                    ------------
Total Other Securities (Cost $56,059,009)                                                             77,365,388

                                                                                 UNITS
----------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99                                       18,750                 --
----------------------------------------------------------------------------------------------------------------
Iwerks Entertainment, Inc. Wts., Exp. 7/99                                             16,400                 --
                                                                                                    ------------
Total Rights, Warrants and Certificates (Cost $0)                                                             --

                                                                                 FACE
                                                                                 AMOUNT
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--2.7%
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.50%, 11/15/26                                             $ 57,950,000         66,787,433
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.625%, 2/15/27                                               64,300,000         75,391,814
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.929%, 5/15/21(3)                                   462,000,000        132,428,604
                                                                                                    ------------
Total U.S. Government Obligations (Cost $216,836,931)                                                274,607,851

----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
----------------------------------------------------------------------------------------------------------------
Saks Holdings, Inc., 5.50% Cv. Sub. Nts., 9/15/06
(Cost $9,279,396)                                                                  10,000,000          9,562,500

----------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--3.1%(4)
----------------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.55%, 9/2/98                                          20,000,000         19,996,917
----------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, 5.53%, 9/22/98                                             50,000,000         49,838,708
----------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.36%, 9/1/98                                      25,300,000         25,300,000
----------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.54%, 9/4/98                                      50,000,000         49,976,917
----------------------------------------------------------------------------------------------------------------
Household Finance Corp., 5.53%, 9/11/98                                            50,000,000         49,923,195
----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.52%, 10/6/98                                25,000,000         24,865,833
----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.52%, 9/14/98                                50,000,000         49,900,333
----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.525%, 9/16/98                               50,000,000         49,884,896
                                                                                                    ------------
Total Short-Term Notes (Cost $319,686,799)                                                           319,686,799


                20 Oppenheimer Main Street Income & Growth Fund

                                                                                 FACE            MARKET VALUE
                                                                                 AMOUNT          SEE NOTE 1
================================================================================================================
REPURCHASE AGREEMENTS--2.6%
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc., 5.75%, dated
8/31/98, to be repurchased at $273,043,604 on 9/1/98, collateralized by U.S.
Treasury Nts., 5.375%-8%, 10/31/98-2/15/05, with
a value of $280,238,094 (Cost $273,000,000)                                      $273,000,000    $   273,000,000

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $9,175,883,671)                                       100.5%    10,347,801,060
----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (0.5)       (48,731,149)
                                                                                 ------------   ----------------
NET ASSETS                                                                              100.0%  $ 10,299,069,911
                                                                                 ============   ================

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $11,468,750 or 0.11% of the Fund's net assets as of August 31, 1998.

3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.











             21 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1998



================================================================================================================
ASSETS
Investments, at value (cost $9,175,883,671)--see accompanying statement                          $10,347,801,060
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                                 1,562
----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                     128,960,019
Shares of capital stock sold                                                                          29,513,487
Interest and dividends                                                                                12,465,884
----------------------------------------------------------------------------------------------------------------
Other                                                                                                    151,807
                                                                                                 ---------------
Total assets                                                                                      10,518,893,819

================================================================================================================
LIABILITIES
Bank overdraft                                                                                         9,208,146
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                163,687,601
Shares of capital stock redeemed                                                                      38,139,374
Distribution and service plan fees                                                                     4,951,592
Transfer and shareholder servicing agent fees                                                          1,935,922
Shareholder reports                                                                                    1,068,027
Custodian fees                                                                                           109,873
Other                                                                                                    723,373
                                                                                                 ---------------
Total liabilities                                                                                    219,823,908

================================================================================================================
NET ASSETS                                                                                       $10,299,069,911
                                                                                                 ===============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                             $     3,199,462
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                         8,629,761,057
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                    7,487,787
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions                                                                    486,700,405
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                           1,171,921,200
                                                                                                 ---------------
Net assets                                                                                       $10,299,069,911
                                                                                                 ===============






             22 Oppenheimer Main Street Income & Growth Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,932,816,908 and 152,645,006 shares of capital stock outstanding)                                       $32.32
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                  $34.29

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,168,497,546 and
129,966,667 shares of capital stock outstanding)                                                          $32.07

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,144,692,103 and
35,695,727 shares of capital stock outstanding)                                                           $32.07

----------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $53,063,354 and 1,638,791 shares of capital stock outstanding)                                  $32.38

See accompanying Notes to Financial Statements.










             23 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF OPERATIONS For The Year Ended August 31, 1998

================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $253,942)                                           $ 110,298,808
----------------------------------------------------------------------------------------------------------------
Interest                                                                                              71,098,024
                                                                                                   -------------
Total income                                                                                         181,396,832

================================================================================================================
EXPENSES
Distribution and service plan fees--Note 4:
Class A                                                                                               12,600,768
Class B                                                                                               41,203,918
Class C                                                                                               11,840,338
----------------------------------------------------------------------------------------------------------------
Management fees--Note 4                                                                               48,131,633
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                                                7,854,040
Class B                                                                                                6,220,384
Class C                                                                                                1,789,236
Class Y                                                                                                   50,984
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                    2,885,039
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                  365,003
Class B                                                                                                  449,061
Class C                                                                                                   87,496
Class Y                                                                                                   13,467
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              415,564
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                              126,566
----------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                              82,371
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                        33,336
----------------------------------------------------------------------------------------------------------------
Other                                                                                                    323,606
                                                                                                   -------------
Total expenses                                                                                       134,472,810

================================================================================================================
NET INVESTMENT INCOME                                                                                 46,924,022

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                          754,933,055
Closing of futures contracts                                                                          13,019,737
Foreign currency transactions                                                                         (3,896,784)
                                                                                                   -------------
Net realized gain                                                                                    764,056,008

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                         (654,291,621)
Translation of assets and liabilities denominated in foreign currencies                                3,036,100
                                                                                                   -------------
Net change                                                                                          (651,255,521)
                                                                                                   -------------
Net realized and unrealized gain                                                                     112,800,487

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $ 159,724,509
                                                                                                   =============

See accompanying Notes to Financial Statements.


                24 Oppenheimer Main Street Income & Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED AUGUST 31,
                                                                            1998                 1997
===============================================================================================================
OPERATIONS
Net investment income                                                       $    46,924,022      $   69,037,133
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                               764,056,008         436,466,588
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                          (651,255,521)      1,410,723,467
                                                                            ---------------      --------------
Net increase in net assets resulting from operations                            159,724,509       1,916,227,188

===============================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                         (45,226,904)        (48,672,471)
Class B                                                                          (8,782,796)        (14,534,654)
Class C                                                                          (2,469,141)         (4,918,987)
Class Y                                                                            (333,013)            (39,313)
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                        (337,281,891)       (230,404,395)
Class B                                                                        (260,785,205)       (151,242,446)
Class C                                                                         (77,385,259)        (54,897,836)
Class Y                                                                          (1,708,194)                (67)

===============================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                                         728,868,147         576,537,290
Class B                                                                       1,112,912,778         898,948,324
Class C                                                                         178,104,386         114,188,051
Class Y                                                                          41,849,349          15,023,989

===============================================================================================================
NET ASSETS
Total increase                                                                1,487,486,766       3,016,214,673
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                           8,811,583,145       5,795,368,472
                                                                            ----------------     --------------
End of period (including undistributed net investment
income of $7,487,787 and $17,874,940, respectively)                         $10,299,069,911      $8,811,583,145
                                                                            ===============      ==============

See accompanying Notes to Financial Statements.







               25 Oppenheimer Main Street Income & Growth Fund

FINANCIAL HIGHLIGHTS

                                              CLASS A
                                              -----------------------------------------------------------------
                                                                                                        YEAR
                                                                                                        ENDED
                                              YEAR ENDED AUGUST 31,                                     JUNE 30,
                                              1998                1997                1996(3)           1996
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $33.87              $27.95              $28.89             $24.07
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .29                 .39                 .07                .40
Net realized and unrealized gain (loss)          .99                7.91               (1.01)              4.93
                                              ------              ------              ------             ------
Total income (loss) from
investment operations                           1.28                8.30                (.94)              5.33

---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.33)               (.40)                 --               (.43)
Distributions from net realized gain           (2.50)              (1.98)                 --               (.08)
Distributions in excess of gains                  --                  --                  --                 --
                                              ------              ------              ------             ------
Total dividends and distributions
to shareholders                                (2.83)              (2.38)                 --               (.51)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $32.32              $33.87              $27.95             $28.89
                                              ======              ======              ======             ======

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)             3.68%              31.09%              (3.25)%            22.26%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                 $4,933              $4,457              $3,143             $3,147
---------------------------------------------------------------------------------------------------------------
Average net assets (in millions)              $5,184              $3,857              $3,090             $2,516
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           0.83%               1.29%               1.57%(6)           1.55%
Expenses                                        0.90%               0.94%               0.98%(6)           0.99%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      80.9%              61.7%               17.5%              92.6%

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.

2. For the period from December 1, 1993 (inception of offering) to June
30, 1994.

3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

4. For the period from October 3, 1994 (inception of offering) to June 30, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.






                26 Oppenheimer Main Street Income & Growth Fund

                                 CLASS B
----------------------           ----------------------------------------------------------------------------


                                 YEAR ENDED AUGUST 31,                               YEAR ENDED JUNE 30,
1995             1994            1998              1997            1996(3)           1998              1995(4)
=============================================================================================================
$20.40          $19.88           $33.66           $27.79           $28.77            $24.00            $21.49
-------------------------------------------------------------------------------------------------------------

   .47             .37              .04              .17              .04               .23               .25
  3.66            2.50              .96             7.86            (1.02)             4.87              2.54
------          ------           ------           ------           ------            ------            ------

  4.13            2.87             1.00             8.03             (.98)             5.10              2.79

-------------------------------------------------------------------------------------------------------------

  (.46)           (.36)            (.09)            (.18)              --              (.25)             (.28)
    --              --            (2.50)           (1.98)              --              (.08)               --
    --           (1.99)              --               --               --                --                --
------          ------           ------           ------           ------            ------            ------

  (.46)          (2.35)           (2.59)           (2.16)              --              (.33)             (.28)
-------------------------------------------------------------------------------------------------------------
$24.07          $20.40           $32.07           $33.66           $27.79            $28.77            $24.00
======          ======           ======           ======           ======            ======            ======

=============================================================================================================
 20.52%          14.34%            2.86%           30.12%           (3.41)%           21.34%            13.41%

=============================================================================================================


$1,924            $740           $4,168           $3,308           $1,909            $1,800              $628
-------------------------------------------------------------------------------------------------------------
$1,319            $270           $4,123           $2,642           $1,818            $1,155              $249
-------------------------------------------------------------------------------------------------------------

  2.31%           2.46%            0.06%            0.53%            0.82%(6)          0.74%             1.25%(6)
  1.07%           1.28%            1.66%            1.69%            1.74%(6)          1.76%             1.89%(6)
-------------------------------------------------------------------------------------------------------------
 101.3%          199.4%            80.9%            61.7%            17.5%             92.6%            101.3%

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $9,184,157,377 and $7,816,215,033, respectively.







                27 Oppenheimer Main Street Income & Growth Fund

                                                 CLASS C
                                                 ------------------------------------------------
                                                 YEAR ENDED AUGUST 31,
                                                 1998                  1997                1996(3)
=================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period              $33.64              $27.78              $28.75
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .03                 .16                 .04
Net realized and unrealized gain (loss)              .98                7.85               (1.01)
                                                 -------              ------              ------
Total income (loss) from investment operations      1.01                8.01                (.97)

------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.08)               (.17)                 --
Distributions from net realized gain               (2.50)              (1.98)                 --
Distributions in excess of gains                      --                  --                  --
                                                 -------              ------              ------
Total dividends and distributions
to shareholders                                    (2.58)              (2.15)                 --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $32.07              $33.64              $27.78
                                                 =======              ======              ======
================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                 2.91%              30.07%              (3.37)%

================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $1,145              $1,030                $744
------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $1,184              $  904                $730
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               0.07%               0.54%               0.82%(6)
Expenses                                            1.65%               1.69%               1.73%(6)
------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          80.9%               61.7%               17.5%

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.

2. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

4. For the period from October 3, 1994 (inception of offering) to June 30, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.








                28 Oppenheimer Main Street Income & Growth Fund

                                                  CLASS Y
---------------------------------------           -----------------------
YEAR ENDED JUNE 30,                               YEAR ENDED AUGUST 31,
1996             1995            1994(2)          1998             1997(1)
=========================================================================
$23.97          $20.33           $20.76           $33.94           $29.55
-------------------------------------------------------------------------

   .21             .33              .13              .38              .41
  4.88            3.62             (.42)             .97             6.30
------           -----           ------           ------           ------

 5.09             3.95             (.29)            1.35             6.71

-------------------------------------------------------------------------

  (.23)           (.31)            (.14)            (.41)            (.34)
  (.08)             --               --            (2.50)           (1.98)
    --              --               --               --               --
------           -----           ------           ------           ------

  (.31)           (.31)            (.14)           (2.91)           (2.32)
-------------------------------------------------------------------------
$28.75          $23.97           $20.33           $32.38           $33.94
======          ======           ======           ======           ======

=========================================================================
 21.35%          19.63%           (1.44)%           3.88%           23.98%

=========================================================================


  $741            $462             $170              $53              $16
-------------------------------------------------------------------------
  $588            $325             $ 72              $37              $ 5
-------------------------------------------------------------------------

  0.80%           1.57%            1.86%(6)         1.02%            1.58%(6)
  1.74%           1.82%            2.11%(6)         0.67%            0.65%(6)
-------------------------------------------------------------------------
  92.6%          101.3%           199.4%            80.9%            61.7%

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $9,184,157,377 and $7,816,215,033, respectively.

See accompanying Notes to Financial Statements.







                29 Oppenheimer Main Street Income & Growth Fund

NOTES TO FINANCIAL STATEMENTS




================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.





                30 Oppenheimer Main Street Income & Growth Fund

================================================================================
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

           The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.



                31 Oppenheimer Main Street Income & Growth Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

           The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $499,321, a decrease in paid-in capital of $2,822, and an increase in accumulated net realized gain of $502,143.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                32 Oppenheimer Main Street Income & Growth Fund

================================================================================
2. CAPITAL STOCK

The Fund has authorized 420 million shares of $.01 par value capital stock (200 million for Class A, 150 million for Class B, 50 million for Class C and 20 million for Class Y). Transactions in shares of capital stock were as follows:

                                        YEAR ENDED AUGUST 31, 1998              YEAR ENDED AUGUST 31, 1997(1)
                                        ------------------------------          -------------------------------
                                        SHARES           AMOUNT                 SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                     36,063,568      $1,301,502,710           33,556,681     $1,034,114,167
Dividends and
distributions reinvested                 11,155,518         367,256,659            9,085,326        266,799,418
Redeemed                                (26,184,202)       (939,891,222)         (23,475,410)      (724,376,295)
                                         ----------      --------------         ------------     --------------
Net increase                             21,034,884      $  728,868,147           19,166,597     $  576,537,290
                                         ==========      ==============         ============     ==============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                     37,520,500      $1,345,971,561           34,495,825     $1,058,128,830
Dividends and
distributions reinvested                  7,843,422         255,472,251            5,396,671        157,340,936
Redeemed                                (13,683,243)       (488,531,034)         (10,274,858)      (316,521,442)
                                         ----------      --------------         ------------     --------------
Net increase                             31,680,679      $1,112,912,778           29,617,638     $  898,948,324
                                         ==========      ==============         ============     ==============

---------------------------------------------------------------------------------------------------------------
Class C:
Sold                                      8,806,101      $  317,722,662            7,368,632     $  225,510,151
Dividends and
distributions reinvested                  2,313,726          75,333,277            1,933,297         56,297,865
Redeemed                                 (6,042,849)       (214,951,553)          (5,469,271)      (167,619,965)
                                         ----------      --------------         ------------     --------------
Net increase                              5,076,978      $  178,104,386            3,832,658     $  114,188,051
                                         ==========      ==============         ============     ==============

---------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                      1,573,594      $   56,981,398              530,156     $   16,705,572
Dividends and
distributions reinvested                     61,592           2,041,207                1,199             39,301
Redeemed                                   (475,241)        (17,173,256)             (52,509)        (1,720,884)
                                         ----------      --------------         ------------     --------------
Net increase                              1,159,945      $   41,849,349              478,846     $   15,023,989
                                         ==========      ==============         ===========      ==============

1. For the year ended August 31, 1997, for Class A, Class B and Class C shares and for the period from November 1, 1996, (inception of offering) to August 31, 1997, for Class Y shares.




                33 Oppenheimer Main Street Income & Growth Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of August 31, 1998, net unrealized appreciation on investments of $1,171,917,389 was composed of gross appreciation of $1,864,273,965, and gross depreciation of $692,356,576.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million.

           For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $28,733,281, of which $7,556,176 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $46,216,219 and $2,725,789, respectively, of which $1,938,908 and $72,599, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $6,598,236 and $185,210, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

           The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $635,016 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

           The Fund has adopted Distribution and Service Plans for Class B and Class C shares to reimburse OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day.



                34 Oppenheimer Main Street Income & Growth Fund

================================================================================
During the year ended August 31, 1998, OFDI paid $176,564 and $200,516, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $33,656,266 and $3,657,022, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $112,213,838 for Class B and $10,871,517 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk.

           The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

           Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

           Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

           Risks include the potential inability of the counter party to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of August 31, 1998, the Fund had outstanding forward contracts as follows:

                                                               CONTRACT            VALUATION AS OF    UNREALIZED
                                           EXPIRATION DATE     AMOUNT (000S)       AUGUST 31, 1998    APPRECIATION
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
Canadian Dollar (CAD)                      9/1/98              477,347 CAD         $303,614           $1,562






                35 Oppenheimer Main Street Income & Growth Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell futures contracts, primarily to hedge the various commodities exposures inherent in its holdings of structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.

           The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

           Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

           Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

           The Fund had no borrowings outstanding during the year ended August 31, 1998.





               36 Oppenheimer Main Street Income & Growth Fund

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Directors and Shareholders of
Oppenheimer Main Street Income & Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income & Growth Fund as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the period July 1, 1993, to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Income & Growth Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1998






                 37 Oppenheimer Main Street Income & Growth Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)




================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           Distributions of $2.6043, $2.5401, $2.5385 and $2.6183 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 12, 1997, of which, for each class of shares, $0.8964 was designated as a capital gain distribution in the "28% Rate Group" and $0.9526 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

           Dividends paid by the Fund during the year ended August 31, 1998 which are not designated as capital gain distributions should be multiplied by 94.54% to arrive at the net amount eligible for the corporate dividend-received deduction.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.








                 38 Oppenheimer Main Street Income & Growth Fund

OPPENHEIMER MAIN STREET INCOME & GROWTH FUND
A Series of Oppenheimer Main Street Funds, Inc.

======================================================================================
OFFICERS AND DIRECTORS            James C. Swain, Chairman and Chief Executive Officer
                                  Bridget A. Macaskill, Director and President
                                  Robert G. Avis, Director
                                  William A. Baker, Director
                                  Charles Conrad, Jr., Director
                                  Jon S. Fossel, Director
                                  Sam Freedman, Director
                                  Raymond J. Kalinowski, Director
                                  C. Howard Kast, Director
                                  Robert M. Kirchner, Director
                                  Ned M. Steel, Director
                                  George C. Bowen, Director, Vice President,
                                    Treasurer and Assistant Secretary
                                  Andrew J. Donohue, Vice President and Secretary
                                  Charles Albers, Vice President
                                  Nikolaos D. Monoyios, Vice President
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Robert G. Zack, Assistant Secretary

======================================================================================
INVESTMENT ADVISOR                OppenheimerFunds, Inc.

======================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

======================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

======================================================================================
CUSTODIAN OF                      The Bank of New York
PORTFOLIO SECURITIES

======================================================================================
INDEPENDENT AUDITORS              Deloitte & Touche LLP

======================================================================================
LEGAL COUNSEL                     Myer, Swanson, Adams & Wolf, P.C.

                                  This is a copy of a report to shareholders of Oppenheimer Main Street Income & Growth Fund.
                                  This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Income
                                  & Growth Fund. For material information
                                  concerning the Fund, see the Prospectus.
                                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                 39 Oppenheimer Main Street Income & Growth Fund

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RA0700.001.0898  October 30, 1998